UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 7, 2010
Main Street Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	1-33723	41-2230745

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, Suite 800, Houston, Texas	77056

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 350-6000
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 3.02 Unregistered Sales of Equity Securities.
On January 7, 2010, Main Street Capital Corporation (“Main Street”) consummated the transactions related to its formal offer to exchange (the “Exchange Offer”) shares of its common stock for at least a majority of the limited partner interests in Main Street Capital II, LP, a Delaware limited partnership (“MSC II”). The commencement of the Exchange Offer was previously disclosed on a Form 8-K filed by Main Street with the Securities and Exchange Commission on September 23, 2009. The Exchange Offer was applicable to all MSC II limited partner interests except for any limited partner interests owned by affiliates of Main Street, including any limited partner interests owned by officers or directors of Main Street. The Exchange Offer was formally approved by the U.S. Small Business Administration (the “SBA”) prior to closing. At the closing of the Exchange Offer, approximately 88% of the total dollar value of MSC II limited partner interests were validly exchanged for 1,239,695 shares of Main Street common stock (the “Shares”). The Shares are not registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and are also subject to a one-year contractual lock-up from the Exchange Offer closing date. The Shares were issued under the exemption provided by Section 4(2) under the Securities Act, Regulation D promulgated thereunder and other similar exceptions under the laws of the states and jurisdictions where the Exchange Offer was made. A 12% minority ownership in the total dollar value of the MSC II limited partnership interests remains outstanding, including approximately 5% owned by affiliates of Main Street. Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II (the “General Partner”) were also transferred to Main Street for no consideration.
MSC II is an investment fund that operates as a Small Business Investment Company (“SBIC”) and commenced operations in January 2006. MSC II has similar investment strategies to Main Street and is managed by Main Street pursuant to a separate investment advisory services agreement. In addition, most of the current MSC II portfolio investments have represented co-investments with Main Street and/or Main Street’s wholly owned SBIC subsidiary.
MSC II currently has $70 million of SBIC debentures outstanding, which are guaranteed by the SBA and carry an average fixed interest rate of approximately 6%. SBIC debentures have fixed interest rates that approximate prevailing 10-year Treasury Note rates when issued plus a market-determined spread. SBIC debentures are non-recourse and have a maturity of ten years from issuance. Until maturity, SBIC debentures are interest only with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. The first principal maturity related to MSC II’s SBIC debentures does not occur until 2016.
Consummation of the Exchange Offer provides Main Street with access to additional long-term, low-cost leverage capacity through the SBIC program. The American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the “Stimulus Bill”) increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds from the previous SBIC leverage cap of approximately $137 million as adjusted annually based on the Consumer Price Index. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street is required to allocate such increased borrowing capacity between its wholly owned SBIC subsidiary and MSC II. Subsequent to the Exchange Offer, Main Street will have access to an incremental $90 million in SBIC leverage capacity, subject to the required capitalization of each fund, in addition to the $70 million of existing MSC II SBIC leverage and the $65 million of SBIC leverage at Main Street’s wholly owned SBIC subsidiary. At the closing of the Exchange Offer, Main Street funded approximately $24 million in unfunded limited partner commitments for the limited partner interests it acquired in connection with the Exchange Offer in order to comply with SBA regulatory requirements, which was funded by Main Street in part with approximately $12 million drawn down under its $30 million, three-year investment credit facility.

A copy of the press release issued in connection with the announcement of the consummation of the Exchange Offer is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. The above summary regarding the MSC II SBIC debentures is not complete and is qualified in its entirety to the full text of the MSC II SBIC debentures.
An updated version of our Third Quarter 2009 Investor Presentation, including pro forma information for the Exchange Offer and related transactions, has been posted on the investor relations section of our web site at www.mainstcapital.com.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The following financial statements of MSC II are furnished as Exhibit 99.2 hereto and incorporated by reference herein:
(1)	Combined balance sheets as of September 30, 2009 (unaudited) and December 31, 2008 and 2007 (audited).

(2)	Combined statements of operations for the nine months ended September 30, 2009 and 2008 (unaudited) and for the years ended December 31, 2008 and 2007 (audited).

(3)	Combined statements of changes in members’ equity and partners’ capital for the nine months ended September 30, 2009 (unaudited) and for the years ended December 31, 2008 and 2007 (audited).

(4)	Combined statements of cash flows for the nine months ended September 30, 2009 and 2008 (unaudited) and for the years ended December 31, 2008 and 2007 (audited).

(5)	Combined schedules of investments as of September 30, 2009 (unaudited) and December 31, 2008 and 2007 (audited).

(6)	Notes to combined financial statements.
(b) Pro forma financial information.
The following pro forma financial information is furnished as Exhibit 99.3 hereto and incorporated by reference herein:
(1)	Unaudited pro forma condensed combined balance sheet as of September 30, 2009.

(2)	Unaudited pro forma condensed combined income statement for the year ended December 31, 2008.

(3)	Unaudited pro forma condensed combined income statement for the nine months ended September 30, 2009.

(4)	Unaudited pro forma combined schedule of core portfolio investments as of September 30, 2009.

(5)	Notes to pro forma condensed combined financial statements.

(d) Exhibits.

10.1
Main Street Capital II, LP SBIC debentures guaranteed by the SBA (see Exhibit (f)(1) to Pre-Effective Amendment No. 1 to Form N-2 of Main Street Capital Corporation filed with the SEC on June 22, 2007 for a substantially identical copy of the debentures).

99.1	Press release dated January 7, 2010.

99.2	Main Street Capital II, LP combined financial statements.

99.3	Unaudited pro forma condensed combined financial statements of Main Street Capital Corporation and its subsidiaries and of Main Street Capital II, LP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation
Date: January 8, 2010	By:	/s/ Rodger A. Stout
Rodger A. Stout
Chief Compliance Officer

Exhibit Index

Exhibit No.	Description

10.1
Main Street Capital II, LP SBIC debentures guaranteed by the SBA (see Exhibit (f)(1) to Pre-Effective Amendment No. 1 to Form N-2 of Main Street Capital Corporation filed with the SEC on June 22, 2007 for a substantially identical copy of the debentures).

99.1	Press release dated January 7, 2010.

99.2	Main Street Capital II, LP combined financial statements.

99.3	Unaudited pro forma condensed combined financial statements of Main Street Capital Corporation and its subsidiaries and of Main Street Capital II, LP.